Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Prepayments and Other Current Assets
Input value added tax ("VAT")	¥ 2,296,167		¥ 2,290,932
Prepaid expenses	119,935		133,017
Accrued interest income	199,686		103,504
Deposits	130,731		152,846
Others	399,859		462,069
Total	¥ 3,146,378	$ 456,182	¥ 3,142,368